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                                                                   EXHIBIT 10.66
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                      AMENDMENT NO. 2 TO THE COLE NATIONAL
                GROUP, INC. SUPPLEMENTAL RETIREMENT BENEFIT PLAN

         Cole National Group, Inc. (the "Company") hereby adopts this Amendment No. 1 to the Cole National Group, Inc. Supplemental Retirement Benefit Plan, effective as of February 1, 1994 (the "Plan"). Words and phrases used herein with initial capital letters that are not defined herein shall have the meaning provided in the Plan.

                                    SECTION 1
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                  Section 5.2(b) of the Plan is hereby amended in its entirety to read as follows:

         "(b) Notwithstanding the foregoing, with the approval of the Company in its sole discretion, any Participant may elect (on a form approved by the Company) an alternate form of distribution (including a lump sum distribution). The Participant's election of the form of payment of the Participant's Supplemental Retirement Benefit shall be made by written notice filed with the Company at least six (6) months prior to the Participant's voluntary termination of employment with, or retirement from, the Company. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Company; provided that any election made less than six (6) months prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election. In the absence of any effective election, the Participant's Supplemental Retirement Benefit shall be payable in accordance with Section 5.2(a). In the event of the death of the Participant, his Beneficiary may elect an alternate form of distribution (including a lump sum distribution) that is approved by the Company by filing a notice in writing, signed by the Beneficiary and filed with the Secretary of the Company while the Beneficiary is alive and within 30 days after the date of the Participant's death."

                                    SECTION 2
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                  Section 7.3 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 7.3. LIMITATIONS ON AMENDMENT AND TERMINATION. Notwithstanding the foregoing provisions of this Article, no amendment or termination of the Plan shall, without the consent of the Participant (or, in the case of his death, his Beneficiary), adversely affect (a) the vested Supplemental Retirement Benefit, (b) the form and duration in which the vested Supplemental Retirement Benefit is paid as determined under the Plan or (c) any of the (i) Supplemental Employer Contribution, (ii) the contribution rate of the Participant's Compensation committed to under the Instrument Designating Participants of any Participant as such Instrument exists on the date of such amendment or termination, or (iii) the rate of earnings assumptions credited to the Participant's Account for a calendar year. Individual Instruments Designating Participants may also include further restrictions on amendment of the Plan."



Dated as of January 25, 2002                     COLE NATIONAL GROUP, INC.
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                                                 By: /s/ Leslie D. Dunn
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                                                 Title: Senior Vice President
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